FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT C

The Guardian Separate Account C

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series

	12/31/2024	12/31/2024

Assets:
Shares owned in underlying fund	63,557	18,710
Net asset value per share (NAV)	50.28	17.44

Total Assets (Shares x NAV)	$3,195,636	$326,306

Liabilities:
Due to (from) The Guardian Insurance & Annuity Company, Inc.	1,514	813

Net Assets	$3,194,122	$325,493

Net Assets: Total
Contract value in accumulation period	$3,190,160	$325,493
Retained in Separate Account B by the Guardian Insurance & Annuity Company, Inc.	3,962	—

Net Assets	$3,194,122	$325,493

Total Units Outstanding	13,756	4,988

Unit Value (Accumulation)	$232.19	$65.26

Cost of Shares in Underlying Fund	$2,909,687	$311,072

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series
	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024

2024 Investment Income
Income:
Reinvested dividends	$44,680	$11,432
Expenses:
Mortality expense risk and administrative charges	16,812	2,042

Net investment income/(expense)	27,868	9,390

2024 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	44,304	15,084
Reinvested realized gain distributions	121,798	—

Net realized gain/(loss) on investments	166,102	15,084
Net change in unrealized appreciation/(depreciation) of investments	412,503	(5,597)

Net realized and unrealized gain/(loss) from investments	578,605	9,487

2024 Net Increase/(Decrease) in Net Assets Resulting from Operations	$606,473	$18,877

See notes to financial statements

B-2

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund

12/31/2024	12/31/2024	12/31/2024	12/31/2024

11,633	44,261	6,159	57,296
1.00	12.49	10.29	12.69

$11,633	$552,825	$63,377	$727,082

(360)	1,016	532	900

$11,993	$551,809	$62,845	$726,182

$11,993	$551,809	$62,845	$726,182
—	—	—	—

$11,993	$551,809	$62,845	$726,182

511	39,806	6,190	57,997
$21.66	$13.86	$10.15	$12.52
$11,633	$395,156	$61,454	$581,402

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund

1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024

$679	$—	$—	$—

36	2,749	329	4,076

643	(2,749)	(329)	(4,076)

—	4,808	37	34,856
—	—	—	—

—	4,808	37	34,856
—	87,997	885	66,640

—	92,805	922	101,496

$643	$90,056	$593	$97,420

B-3

The Guardian Separate Account C

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory RS International VIP Series

	1/1/2023 to 12/31/2024	1/1/2023 to 12/31/2024

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$21,779	$7,945
Net realized gain/(loss) from sale of investments	(104,058)	654
Reinvested realized gain distributions	217,280	—
Net change in unrealized appreciation/(depreciation) of investments	240,682	57,311

Net increase/(decrease) resulting from operations	375,683	65,910

2023 Contract Transactions
Net policy purchase payments	41,957	8,702
Transfers on account of death, surrenders and withdrawals	(311,476)	(25,146)
Transfers of policy loans	(5,026)	4,004
Transfers between investment divisions, net	—	—
Transfers of cost of insurance and policy fees	(56,960)	(10,304)
Transfers–other	(288,274)	(19,268)
Net increase/(decrease) from policy transactions	(619,779)	(42,012)
Total Increase/(Decrease) in Net Assets	(244,096)	23,898
Net increase/(decrease) in amounts retained in Separate Account C	82	—
Net Assets at December 31, 2022	3,285,458	355,799

Net Assets at December 31, 2023	$3,041,444	$379,697

2024 Increase/(Decrease) from Operations
Net investment income/(expense)	$27,868	$9,390
Net realized gain/(loss) from sale of investments	44,304	15,084
Reinvested realized gain distributions	121,798	—
Net change in unrealized appreciation/(depreciation) of investments	412,503	(5,597)

Net increase/(decrease) resulting from operations	606,473	18,877

2024 Contract Transactions
Net policy purchase payments	40,876	9,935
Transfers on account of death, surrenders and withdrawals	(431,732)	(62,887)
Transfers of policy loans	(1,511)	(8,583)
Transfers between investment divisions, net	—	—
Transfers of cost of insurance and policy fees	(61,352)	(11,546)
Transfers–other	(195)	—

Net increase/(decrease) from policy transactions	(453,914)	(73,081)

Total Increase/(Decrease) in Net Assets	152,559	(54,204)
Net increase/(decrease) in amounts retained in Separate Account C	119	—
Net Assets at December 31, 2023	3,041,444	379,697

Net Assets at December 31, 2024	$3,194,122	$325,493

See notes to financial statements

B-4

Investment Options
Fidelity VIP Government Money Market Service Class 2	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund	Guardian Balanced Allocation VIP Fund

1/1/2023 to 12/31/2024	1/1/2023 to 12/31/2024	1/1/2023 to 12/31/2024	1/1/2023 to 12/31/2024

$751	$(2,370)	$(361)	$(4,068)
—	(273)	(304)	4,828
—	—	—	—
—	91,143	3,921	121,488

751	88,500	3,256	122,248

1,348	5,505	1,679	9,883
—	(28,239)	(348)	(106,638)
(284)	9,170	29	8,021
—	—	—	—
(843)	(7,356)	(955)	(14,226)
—	(4,003)	(15,533)	(7,908)
221	(24,923)	(15,128)	(110,868)
972	63,577	(11,872)	11,380
—	—	—	—
17,667	419,199	73,424	753,258

$18,639	$482,776	$61,552	$764,638

$643	$(2,749)	$(329)	$(4,076)
—	4,808	37	34,856
—	—	—	—
—	87,997	885	66,640

643	90,056	593	97,420

376	5,036	1,685	8,588
(31,205)	(17,517)	—	(185,227)
23,561	20	—	54,690
—	—	—	—
(21)	(8,562)	(985)	(13,927)
—	—	—	—

(7,289)	(21,023)	700	(135,876)

(6,646)	69,033	1,293	(38,456)
—	—	—	—
18,639	482,776	61,552	764,638

$11,993	$551,809	$62,845	$726,182

B-5

THE GUARDIAN SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (December 31, 2024)

NOTE 1 — ORGANIZATION

The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988, and commenced operations on January 12, 1989. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner may transfer his or her policy value among the six investment options within the Account. However, a policyowner can only invest in up to four investment options at any time.

The six investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series	Guardian All Cap Core VIP Fund
Victory RS International VIP Series	Guardian Core Fixed Income VIP Fund
Fidelity VIP Government Money Market Portfolio Service Class 2	Guardian Balanced Allocation VIP Fund

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that the guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2024, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on

B-6

The Guardian Separate Account C

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 (continued)

observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little, or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2024, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2024, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $4,876,858.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2024, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2024, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

The charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

B-7

The Guardian Separate Account C

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 (continued)

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Segmented Reporting

In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The management committee of GIAC evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about product offering allocation. The CODM has determined that the fund has a single operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$215,788	$519,605
Victory RS International VIP Series	26,459	90,108
Fidelity VIP Government Money Market Portfolio Service Class 2	24,606	31,716
Guardian All Cap Core VIP Fund	4,334	27,858
Guardian Core Fixed Income VIP Fund	1,602	1,401
Guardian Balanced Allocation VIP Fund	66,216	206,093

Total	$339,005	$876,781

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts, through a reduction of the unit value, a daily charge from the net assets of the Account that, on an annual basis, is equal to a rate of .50% of the average daily net assets of the account.

B-8

The Guardian Separate Account C

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 (continued)

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

(a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 2024 and 2023, deductions for the cost of life insurance amounted to $96,394 and $90,720, respectively, which are reflected in “Transfer of cost of insurance and policy fees” in the Statement of Changes in Net Assets.

(b)	Additional charges are assessed against the annual premium. These include a $50 annual policy fee and an annual state premium tax charge of approximately 2.5% of the basic premium.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Park Avenue Institutional Advisers LLC (“PAIA”), a wholly owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, serves as the sub-advisor to Victory High Yield VIP Series. Under an investment sub-advisory agreement between Victory Capital Management Inc. (“Victory Capital”), an unaffiliated third-party investment adviser and PAIA (sub-adviser) for the Victory High Yield VIP Series, Victory Capital pays a monthly fee to the sub-adviser for investment advisory services in an amount equal to 28% of all fees due from such Fund to the Adviser. The sub-advisory fee payable to PAIA also covers the administrative and accounting services provided by PAIA.

Effective October 3, 2024, Victory Capital Management, Inc. (“VCM”) has terminated the sub-advisory agreement with PAIA and effective October 4, 2024, the Fund is now managed by VCM’s Victory Income Investors investment franchise.

PAIA provides day-to-day investment management services to the following new proprietary third-party sub-advised Guardian Variable Product Trust Funds:

•	Guardian All Cap Core VIP Fund

•	Guardian Core Fixed Income VIP Fund

•	Guardian Balanced Allocation VIP Fund

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, that are attributable to the Account.

GIAC has administrative service fee agreements with Victory Capital Management Inc. and Fidelity Management & Research Company. These fees range from .14% to .40% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2024 and 2023, were as follows:

	2024			2023
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	229	2,313	(2,084)	367	3,883	(3,516)
Victory RS International VIP Series	227	1,347	(1,120)	337	1,064	(727)
Fidelity VIP Government Money Market Portfolio Service Class 2	1,264	1,649	(385)	141	130	11
Guardian All Cap Core VIP Fund	321	2,131	(1,810)	1,389	3,973	(2,584)
Guardian Core Fixed Income VIP Fund	158	89	69	173	1,718	(1,545)
Guardian Balanced Allocation VIP Fund	5,821	16,979	(11,158)	2,205	12,945	(10,740)

B-9

The Guardian Separate Account C

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowners’ accounts through redemption of units:

	Units Outstanding	Net Assets		Expense Ratio (1)	Investment Income Ratio (2)	Total Return (3)
		Unit Value	In Whole $

Victory RS Large Cap Alpha VIP Series
2024	13,756	$232.19	$3,194,122	0.50%	1.36%	20.93%
2023	15,840	192.01	3,041,444	0.50%	1.20%	13.12%
2022	19,356	169.74	3,285,458	0.50%	1.38%	-4.81%
2021	20,490	178.32	3,653,753	0.50%	1.10%	22.87%
2020	23,172	145.12	3,362,840	0.50%	1.36%	-0.94%

Victory RS International VIP Series
2024	4,988	$65.26	$325,493	0.50%	2.90%	4.97%
2023	6,108	62.17	379,697	0.50%	2.69%	19.42%
2022	6,835	52.06	355,799	0.50%	2.71%	-16.23%
2021	7,148	62.15	444,235	0.50%	1.89%	13.79%
2020	7,243	54.61	395,591	0.50%	2.68%	5.70%

Victory INCORE Investment Quality Bond VIP Series(5)
2024	—	$—	$—	—	—	—
2023	—	—	—	—	—	—
2022	—	—	—	—	—	—
2021	2,216	55.64	123,310	0.50%	2.11%	-0.72%
2020	2,260	56.04	126,661	0.50%	2.60%	7.80%

Fidelity VIP Government Money Market Portfolio Service Class 2
2024	511	$21.66	$11,993	0.50%	4.79%	4.11%
2023	896	20.80	18,639	0.50%	4.56%	4.08%
2022	885	19.99	17,667	0.50%	1.28%	0.74%
2021	872	19.84	17,280	0.50%	0.01%	-0.50%
2020	856	19.94	17,060	0.50%	0.24%	-0.27%

Value Line Centurion Fund(5)
2024	—	$—	$—	—	—	—
2023	—	—	—	—	—	—
2022	—	—	—	—	—	—
2021	3,840	187.86	721,370	0.50%	0.02%	19.07%
2020	3,269	157.77	515,700	0.50%	0.08%	16.96%

Value Line Strategic Asset Management Trust(5)
2024	—	$—	$—	—	—	—
2023	—	—	—	—	—	—
2022	—	—	—	—	—	—
2021	4,395	225.75	992,171	0.50%	0.32%	15.29%
2020	4,600	195.82	900,751	0.50%	0.49%	17.39%

Guardian All Cap Core VIP Fund(4)
2024	39,806	$13.86	$551,809	0.50%	0.00%	19.49%
2023	41,616	11.60	482,776	0.50%	0.00%	22.32%
2022	44,200	9.48	419,199	0.50%	0.00%	-5.16%

Guardian Core Fixed Income VIP Fund(4)
2024	6,190	$10.15	$62,845	0.50%	0.00%	0.97%
2023	6,121	10.06	61,552	0.50%	0.00%	4.99%
2022	7,666	9.58	73,424	0.50%	0.00%	-4.22%

Guardian Balanced Allocation VIP Fund(4)
2024	57,997	$12.52	$726,182	0.50%	0.00%	13.24%
2023	69,155	11.06	764,638	0.50%	0.00%	17.28%
2022	79,895	9.43	753,258	0.50%	0.00%	-5.72%

B-10

The Guardian Separate Account C

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 (continued)

(1)	These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.
(3)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(4)	Portfolio commenced operations April 29, 2022.
(5)	As of April 29, 2022, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian VIP Fund. The expense ratio, investment income ratio and total returns were not applicable as of December 31, 2022 as a result of liquidation.

B-11

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account C indicated in the table below as of December 31, 2024, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account C as of December 31, 2024, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series

Victory RS International VIP Series

Fidelity VIP Government Money Market Service Class 2

Guardian All Cap Core VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian Balanced Allocation VIP Fund

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, www.pwc.com/us

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We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 17, 2025

We have served as the auditor of one or more of the investment options of The Guardian Separate Account C since 1992.

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